JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated July 13, 2012 to PROSPECTUSES dated April 30, 2012

Subadviser Changes to Variable Investment Options

This Supplement applies to prospectuses for VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”).

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Effective after the close of business on July 13, 2012, RS Investments Management Co. LLC (“RS Investments”) will serve as a second subadviser to Natural Resources Trust. The Portfolio’s current subadviser, Wellington Management Company, LLP (“Wellington Management”), will continue to manage a portion of the Portfolio’s assets. Therefore, all references to the subadvisers to the Portfolio shall refer to both Wellington Management and RS Investments. It is expected that Wellington Management and RS Investments will each manage approximately 50% of the Portfolio, although the actual percentage managed by each subadviser will vary day-to-day.

Effective after the close of business on July 20, 2012, Invesco Advisers, Inc. (“Invesco”) will become the subadviser to International Opportunities Trust, replacing Marsico Capital Management, LLC as the subadviser to the Portfolio.

You should retain this Supplement for future reference.

Supplement dated July 13, 2012

07/12:	333-70728	033-79112
	333-70730	033-46217
	333-71072	333-138846
	333-71074	333-61283
	333-70850	333-83558